EX- 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of POP N GO. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melvin Wyman, Chief Executive Officer and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of POP N GO. (the "Registrant"), certify ,  pursuant to 18 U.S.C.  ss. 1350, as adopted pursuant to ss. 906 of the  Sarbanes-Oxley  Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial  condition  and result of  operations of the Company.

                                     Date: February 13, 2006

                                     /s/ Melvin Wyman

                                   -------------------------

                                     Melvin Wyman

                                    Chief Executive Officer and Sole Director